      SUPPLEMENT DATED MARCH 26, 2014 TO YOUR PROSPECTUS DATED MAY 1, 2013

FUND ADD

Effective April 25, 2014, the following investment option is added to your prospectus:

FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
UIF Global Infrastructure Portfolio      Seeks both capital appreciation and current  Morgan Stanley Investment Management
                                         income                                       Limited and Morgan Stanley Investment
                                                                                      Management Company

THE FOLLOWING LANGUAGE IS ADDED AS THE LAST SENTENCE OF THE INTRODUCTION TO THE ACCUMULATION UNIT VALUES TABLE:

There is no information for the UIF Global Infrastructure Portfolio because as of December 31, 2013, the Sub-Account had not commenced operations.

REORGANIZATION

On March 17, 2014, shareholders of Morgan Stanley Select Dimensions Investment Series (the "Fund") approved an Agreement and Plan of Reorganization by the Fund, on behalf of its Global Infrastructure Portfolio ("Morgan Stanley Infrastructure Portfolio") and The Universal Institutional Funds, Inc., on behalf of its newly created series Global Infrastructure Portfolio (the "UIF Global Infrastructure").

Merging Fund                                        Acquiring Fund
Morgan Stanley - Global Infrastructure Portfolio    UIF Global Infrastructure Portfolio

Accordingly, all assets of the Merging Fund will be transferred into the Acquiring Fund. Shareholders of the Merging Fund will receive shares of Acquiring Fund. The reorganization is scheduled to take place at the close of business on or about April 25, 2014.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on April 24, 2014. As a result of the reorganization, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about April 25, 2014, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about April 25, 2014, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

Effective on or about April 28, 2014, all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted and replaced the Acquiring Fund.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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